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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 16, 2005

                                FIBERSTARS, INC.
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             (Exact name of registrant as specified in its charter)

            California               0-24230              94-3021850
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   (State or Other Jurisdiction    (Commission         (I.R.S. Employer
        of Incorporation)          File Number)     Identification Number)

                44259 Nobel Drive
               Fremont, California                          94538
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     (Address of principal executive offices)             (Zip Code)

                                 (510) 490-0719
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              (Registrant's telephone number, including area code)

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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Item 7.01  Regulation FD Disclosure.

        The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

        On June 16, 2005, Fiberstars, Inc. issued a press release announcing that it expects to begin shipping in July 2005 a new Daylight lamp for its energy saving lighting technology, EFO. A copy of the release is furnished herewith as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

         (c) Exhibits

             Exhibit No.   Description
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                 99.1      Press Release dated June 16, 2005.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated: June 16, 2005

                                                FIBERSTARS, INC.


                                                By     /s/ Robert A. Connors
                                                       ------------------------
                                                Name:  Robert A. Connors
                                                Title: Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number    Description
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99.1      Press Release dated June 16, 2005.